Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
April 30, 2026
T11-NPRT3-0626
1.9584800.112

Schedule of Investments April 30, 2026 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ELECTRIC UTILITIES – 62.3%
Electric Utilities – 62.3%
Alliant Energy Corp.		395,777	$29,061,905
American Electric Power Co., Inc.		822,333	112,750,078
Constellation Energy Corp.		474,221	148,431,173
Duke Energy Corp.		1,197,347	155,116,304
Edison International		592,446	41,169,073
Entergy Corp.		687,615	81,076,685
Evergy, Inc.		354,455	29,363,052
Eversource Energy		577,669	40,841,198
Exelon Corp.		1,555,518	71,538,273
FirstEnergy Corp.		844,945	40,151,786
Hawaiian Electric Industries, Inc. (a)		266,138	4,010,700
IDACORP, Inc.		83,247	12,298,912
MGE Energy, Inc.		56,173	4,506,198
NextEra Energy, Inc.		3,170,640	310,342,243
NRG Energy, Inc.		310,640	48,329,371
OGE Energy Corp.		317,395	15,488,876
Oklo, Inc. (a)		170,544	12,364,440
Otter Tail Corp.		57,977	5,173,868
PG&E Corp.		3,384,065	56,243,160
Pinnacle West Capital Corp.		184,286	19,114,144
Portland General Electric Co.		173,394	9,004,350
PPL Corp.		1,138,957	42,642,550
Southern Co.		1,695,342	163,939,571
TXNM Energy, Inc.		150,701	8,900,401
Xcel Energy, Inc.		910,779	75,549,118
TOTAL ELECTRIC UTILITIES	1,537,407,429
GAS UTILITIES – 4.8%
Gas Utilities – 4.8%
Atmos Energy Corp.		249,040	47,312,619
Chesapeake Utilities Corp.		36,487	4,601,740
MDU Resources Group, Inc.		298,485	6,724,867
National Fuel Gas Co.		139,036	11,731,858
New Jersey Resources Corp.		155,304	8,745,168
Northwest Natural Holding Co.		64,013	3,392,689
ONE Gas, Inc.		92,231	8,228,850
Southwest Gas Holdings, Inc.		94,323	8,871,078
Spire, Inc.		90,759	8,275,406
UGI Corp.		330,863	11,940,846
TOTAL GAS UTILITIES	119,825,121
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 5.7%
Independent Power Producers & Energy Traders – 4.9%
AES Corp.		1,096,434	15,843,471
Hallador Energy Co. (a)		54,264	842,720
Talen Energy Corp. (a)		59,792	22,267,737
Vistra Corp.		521,683	82,342,445
			121,296,373
Renewable Electricity – 0.8%
Clearway Energy, Inc. Class A		53,004	2,142,952
Clearway Energy, Inc. Class C		130,429	5,264,114

		Shares	Value

Ormat Technologies, Inc.		88,978	$10,223,572
XPLR Infrastructure LP (a)		137,753	1,425,744
			19,056,382
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	140,352,755
MULTI-UTILITIES – 24.2%
Multi-Utilities – 24.2%
Ameren Corp.		416,475	47,332,384
Avista Corp.		125,091	5,141,240
Black Hills Corp.		116,346	8,759,690
CenterPoint Energy, Inc.		1,005,203	43,877,111
CMS Energy Corp.		468,555	35,956,911
Consolidated Edison, Inc.		555,722	61,957,446
Dominion Energy, Inc.		1,314,747	84,801,181
DTE Energy Co.		319,763	48,504,849
NiSource, Inc.		734,724	35,472,475
Northwestern Energy Group, Inc.		94,396	6,828,607
Public Service Enterprise Group, Inc.		768,536	62,758,650
Sempra		1,004,917	95,587,705
Unitil Corp.		27,672	1,451,673
WEC Energy Group, Inc.		500,847	59,069,895
TOTAL MULTI-UTILITIES	597,499,817
WATER UTILITIES – 2.8%
Water Utilities – 2.8%
American States Water Co.		59,482	4,478,400
American Water Works Co., Inc.		300,510	38,591,494
California Water Service Group		91,609	3,869,564
Essential Utilities, Inc.		435,853	16,649,584
H2O America		56,688	3,185,299
Middlesex Water Co.		28,400	1,444,992
TOTAL WATER UTILITIES	68,219,333
TOTAL COMMON STOCKS (Cost $2,077,452,876)			2,463,304,455
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 3.54% (b) (Cost $3,854,000)		3,854,000	3,854,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $2,081,306,876)	2,467,158,455
NET OTHER ASSETS (LIABILITIES) (c) – 0.0%	769,789
NET ASSETS – 100.0%	$2,467,928,244

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Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $285,544 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	45	June 2026	$4,273,650	$26,699	$26,699
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
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Schedule of Investments (Unaudited)–continued
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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